SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 DQE, INC.
-------------------------------------------------------------------------------

              (Name of Registrant as Specified in its Charter)
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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      0-11.

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      2)       Aggregate number of securities to which transaction applies:
               -----------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[_]   Fee previously paid by written preliminary materials.
[_]   Check box if any part of the fee is offset as provided by Exchange
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                              EXPLANATORY NOTE

         DQE, Inc. hereby amends its Schedule 14A (Proxy Statement) to correct two errors in the "Retirement Plan" section on pages 17 and 18 of the form that was filed with the Securities and Exchange Commission on April 29, 2002.


                                 DQE, INC.
             CORRECTION TO PROXY STATEMENT FILED APRIL 29, 2002

1. The Pension Plan Table on page 17 should read as follows:


                                                 PENSION PLAN TABLE
--------------------- ---------------------------------------------------------------------------------------------------
      Highest
    Consecutive                                                Years of Service
     Five-Year     ------------------------------------------------------------------------------------------------------
      Average
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------
    Compensation           5            10             15             20            25            30            35
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------

      $200,000           $17,000      $34,000        $50,000        $67,000       $83,000       $96,000      $106,000
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------
      $300,000           $26,000      $52,000        $77,000       $103,000      $128,000      $148,000      $163,000
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------
      $400,000           $35,000      $70,000       $104,000       $139,000      $173,000      $199,000      $219,000
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------
      $500,000           $44,000      $88,000       $131,000       $175,000      $218,000      $251,000      $276,000
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------
      $600,000           $53,000     $106,000       $158,000       $211,000      $263,000      $303,000      $333,000
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------
      $700,000           $62,000     $124,000       $185,000       $247,000      $308,000      $354,000      $389,000
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------
      $800,000           $71,000     $142,000       $212,000       $283,000      $353,000      $406,000      $446,000
--------------------- ------------ ------------- --------------- ------------- ------------- ------------- --------------

The upper range of compensation covered by the table has been increased to $800,000 from $600,000, and certain overstatements of the benefits payable have been corrected.

2. The final paragraph of the "Retirement Plan" section on page 18 has been amended to correct the covered compensation figures and certain of the credited service figures and should read as follows:

         The current covered compensation and current years of credited service for Messrs. O'Brien, Hoffmann, Roque, Tsaggaris, DeLeo, and Marshall, respectively, are $245,544 and 16.8; $167,100 and 21.8; $291,410
and 14.3; $208,311 and 12.8; $235,921 and 26.3; and $607,365 and 24.4.